Exhibit 99.1

United Online Subsidiary Classmates Media Files
Registration Statement for Initial Public Offering

WOODLAND HILLS, Calif., August 13, 2007 — United Online, Inc. (“United Online”)(Nasdaq: UNTD), a leading provider of consumer Internet and media services, today announced that its wholly-owned subsidiary, Classmates Media Corporation (“CMC”), has filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) relating to the initial public offering for CMC.  The Class A common stock to be issued by CMC will be newly-issued shares.  United Online will continue to maintain a majority ownership stake in CMC following the offering.

CMC operates online social networking services through its wholly-owned subsidiary Classmates Online, Inc. and an online loyalty marketing service through its wholly-owned subsidiary MyPoints.com, Inc., that historically have represented the majority of United Online’s Content & Media reporting segment.  Certain smaller operations within United Online’s Content & Media segment, specifically Web hosting and photo sharing services, were not transferred to CMC, and, as a result, CMC’s business as described in the registration statement on Form S-1 differs from the business of United Online’s Content & Media operating segment.

Goldman, Sachs & Co. and J.P. Morgan Securities Inc. will be joint book-runners and Deutsche Bank Securities Inc. will be co-lead manager.

The offering will be made only by means of a prospectus. When available, a copy of the preliminary prospectus may be obtained by writing to, or sending a fax to, the underwriters at:

Goldman, Sachs & Co.	or	J.P. Morgan Securities Inc.
Attn: Prospectus Department		Attn: Prospectus Library
85 Broad Street		4 Chase Metrotech Center
New York, NY 10004		Brooklyn, NY 11245
Fax: (212) 902-9316		Fax: (718) 242-1350
prospectus-ny@ny.email.gs.com		addressing.services@jpmorgan.com

About United Online

United Online, Inc. (Nasdaq: UNTD) is a leading provider of consumer Internet and media services.  United Online’s Content & Media services include online social networking (Classmates), and online loyalty marketing (MyPoints), as well as Web hosting and photo sharing services.  Its communications services include Internet access (NetZero, Juno) and email.  United Online is headquartered in Woodland Hills, CA, with offices in New York, NY; Fort Lee, NJ; Renton, WA; San Francisco, CA; Schaumburg, IL; Orem, UT; Erlangen, Germany; and Hyderabad, India.

Cautionary Information Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding CMC’s intention to conduct an initial public offering of its Class A common stock.  Actual events could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including but not limited to: adverse changes in general economic or market conditions, the inability to manage successfully and complete the initial public offering, including the ability to retain and attract key employees, the risk that the initial public offering of CMC may not occur in its expected timeframe or at all, and other one-time events and other important factors disclosed previously and from time to time in United Online’s annual and quarterly reports filed with the SEC (http://www.sec.gov), including, without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”  United Online disclaims any obligation to update such forward-looking statements after the date of this release.

CONTACT:

Investors:
Erik Randerson, CFA
818-287-3350
investor@untd.com

Press:
Scott Matulis
818-287-3388
pr@untd.com

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A registration statement relating to the Class A common stock to be sold in the CMC initial public offering has been filed with the SEC but has not become effective.  The Class A common stock may not be sold, and offers may not be accepted prior to the time the registration statement becomes effective.  This release does not constitute an offer to sell or the solicitation of any offer to buy, and there shall not be any sale of the Class A common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.